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                                                                    EXHIBIT 10.2

                                [GRAPHIC OMITTED]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Elbit Medical Imaging Ltd.:

We consent to the incorporation by reference in the registration statement (No. 333-117509) on Form S-8 of Elbit Medical Imaging Ltd. of our report dated March 30, 2005, with respect to the consolidated balance sheets of Plaza Centers (Europe) B.V. and Subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2004, which report appears in the December 31, 2004 Annual Report on Form 20-F of Elbit Medical Imaging Ltd.





KPMG Hungaria Kft.




Budapest, Hungary
March 30, 2005